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                                                                     EXHIBIT 4.2

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                          REGISTRATION RIGHTS AGREEMENT




                               Dated May 29, 2001




                                     between




                           NEXTEL COMMUNICATIONS, INC.




                                       and





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                        MORGAN STANLEY & CO. INCORPORATED

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                          REGISTRATION RIGHTS AGREEMENT

                THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into May 29, 2001, between NEXTEL COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and MORGAN STANLEY & CO. INCORPORATED (the "Initial Purchaser").

                This Agreement is made pursuant to the Purchase Agreement dated May 23, 2001, between the Company and the Initial Purchaser (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchaser of $1,000,000,000 aggregate principal amount of 6% Convertible Senior Notes due 2011 of the Company plus up to an additional $150,000,000 aggregate principal amount of 6% Convertible Senior Notes due 2011 in the event the Initial Purchaser exercises its option to purchase additional securities (collectively, the "Securities"). The Securities will be issued pursuant to the terms of an indenture, dated as of May 29, 2001 (the "Indenture"), between the Company and BNY Midwest Trust Company, as trustee. The Securities will be convertible, at the option of the holder thereof, in whole or in part, into Class A Common Stock, par value $.001 per share, of the Company. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchaser and its direct and indirect transferees the registration rights with respect to the Securities and the Common Shares (as defined herein) set forth in this Agreement.

                In consideration of the foregoing, the parties hereto agree as follows:

                1.      Definitions.

                As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

                "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                "Closing Date" shall mean the Closing Date as defined in the Purchase Agreement.

                "Common Shares" shall mean any shares of Class A Common Stock, par value $.001 per share, of the Company issued upon conversion of the Securities at the rate and in the manner described in the Indenture and any other capital stock of the Company into which such Common Shares may be converted, or reclassified or that may be issued in respect of, in exchange for or in substitution of, such Common Shares by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

                "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

                "Company Representative" means the Company's Corporate Counsel -- SEC Finance, 2001 Edmund Halley Drive, Reston, Virginia 20191, phone:
        (703) 433-4000 or


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        such different person and or such different address and/or phone number as the Company may specify in a notice to the Purchaser Representative given in accordance with the provisions of Section 5(d).

                "Conversion Price" shall have the meaning set forth in the Indenture.

                "Effectiveness Period" shall have the meaning set forth in
        Section 2(a) hereof.

                "Effective Time" means the date on which the SEC declares the Resale Registration Statement effective or on which the Resale Registration Statement otherwise becomes effective.

                "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(A)(a)(i) or 3(A)(a)(ii) hereof.

                "Filing Notice" shall have the meaning set forth in Section 3(A)(g) hereof.

                "Holders" shall mean the Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under and in compliance with the Indenture.

                "Indenture" shall have the meaning set forth in the preamble.

                "Initial Purchaser" shall have the meaning set forth in the preamble.

                "Liquidated Damages Amount" shall have the meaning set forth in
        Section 2(c) hereof.

                "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

                "Notice and Questionnaire" means a Selling Security Holder Notice and Questionnaire substantially in the form of Exhibit A hereto.

                "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                "Prospectus" shall mean the prospectus included in the Resale Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Resale Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.


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                "Purchase Agreement" shall have the meaning set forth in the preamble.

                "Purchaser Representative" means a representative of Morgan Stanley & Co. Incorporated, or such other persons as may be appointed from time to time.

                "Registrable Securities" shall mean the Securities and the Common Shares; provided, however, that the Securities and the Common Shares shall cease to be Registrable Securities (i) when the Resale Registration Statement with respect to such Securities and such Common Shares shall have been declared effective under the 1933 Act and such Securities and such Common Shares, as applicable, shall have been disposed of pursuant to such Resale Registration Statement, (ii) when such Securities and such Common Shares are saleable to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iii) when such Securities and such Common Shares shall have ceased to be outstanding or (iv) on May 29, 2003.

                "Registration Default" shall have the meaning set forth in
        Section 2(c) hereof.

                "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
        (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any of the Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Resale Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, if any, (v) the fees and disbursements of the Transfer Agent and its counsel, if any, (vi) the fees and disbursements of counsel for the Company, the fees and disbursements of one counsel for the Electing Holders (which counsel shall be selected by the Electing Holders holding a majority of the Registrable Securities and which counsel may also be counsel for the Initial Purchaser) and in the case of an Underwritten Offering, the fees and disbursements of one counsel for the Electing Holders (which counsel shall be selected by a plurality of the Electing Holders (which plurality shall be not less than 25% of the Registrable Securities to be included in such Underwritten Offering to represent them in connection therewith and which counsel may also be counsel for the Initial Purchaser) and (vii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Electing Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by an Electing Holder.

                "Resale Registration Statement" shall have the meaning set forth in Section 2(a) hereof.


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                "SEC" shall mean the Securities and Exchange Commission.

                "Transfer Agent" shall mean First Chicago Trust Company of New York, or such other transfer agent as shall be appointed by the Company from time to time as transfer agent for the Common Shares, and who is designated as such in a written notice sent by the Company to the Holders.

                "Underwriters" shall have the meaning set forth in Section 3(D) hereof.

                "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

                2.      Registration Under the 1933 Act.

                (a) The Company shall file as soon as practicable after the Closing Date a Resale Registration Statement (the "Resale Registration Statement") providing for the offer and sale of the Registrable Securities. The Company shall use its best efforts:

                (i) to cause such Resale Registration Statement to be declared effective by the SEC as promptly as is practicable after filing and in any event, by November 30, 2001; provided, however, that no Holder shall be entitled to be named as a selling security holder in the Resale Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder;

                (ii) to keep the Resale Registration Statement continuously effective (subject to the last sentence of Section 3(A)(k) and 3(C) hereof) until the earlier of (w) the expiration of the period referred to in Rule 144(k) (or any successor provision thereto) with respect to all Registrable Securities held by Persons that are not Affiliates of the Company, (x) such time as all of the Registrable Securities covered by the Resale Registration Statement have been sold pursuant to the Resale Registration Statement, (y) the date on which all Registrable Securities have ceased to be outstanding as such and (z) May 29, 2003 (the "Effectiveness Period");

                (iii) upon receipt of a properly completed Notice and Questionnaire, after the Effective Time of the Resale Registration Statement (subject to Section 3(A)(k) hereof) and promptly upon the request of any Electing Holder of Registrable Securities to take any action reasonably necessary to enable such Electing Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Electing Holder as a selling security holder in the Resale Registration Statement; provided, however, that nothing in this subparagraph shall relieve such Electing Holder of the obligation to return a properly completed and signed Notice and Questionnaire to the Company in accordance with Section 3(A)(a)(ii) hereof; and


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                (iv)    if at any time prior to the end of the Effectiveness
        Period the Registrable Securities, pursuant to the Indenture, are convertible into securities other than Common Shares, the Company shall, or shall cause any successor under the Indenture to, cause such securities to be included in the Resale Registration Statement no later than the date on which the Registrable Securities may then be convertible into such securities.

                The Company further agrees to supplement or amend the Resale Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Resale Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by an Electing Holder with respect to information timely furnished to the Company in writing by, and relating to such Electing Holder, and to use its best efforts to cause any such amendment to become effective and such Resale Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Electing Holders of Registrable Securities a reasonable number of copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                (b) The Company shall pay all Registration Expenses in connection with the registration pursuant to Sections 2 and 3. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder's Registrable Securities pursuant to the Resale Registration Statement.

                (c) A Resale Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Resale Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Resale Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Resale Registration Statement may legally resume. As provided for in the Indenture, in the event (w) the Resale Registration Statement with respect to all Registrable Securities is not declared effective on or prior to November 30, 2001, (x) prior to the end of the Effectiveness Period the Prospectus is unavailable (including pursuant to any suspension under Section 3(A)(k)) for periods in excess of those specified in Section 3(C)), (y) the Company fails to make any filing within the periods required under Section 3(A)(a)(ii)(x), or (z) any filing required pursuant to Section 3(A)(a)(ii)(y) is a post-effective amendment required to be declared effective under the 1933 Act and such amendment is not declared effective within 45 days of the filing thereof (each, a "Registration Default"), then the Company shall pay liquidated damages ("Liquidated Damages Amount") to the Holders of Securities and Common Shares (but in the case of any Registration Default described in clauses (x), (y) and (z), such Liquidated Damages Amount shall only be paid to the Electing Holders of Securities and Common Shares that are Registrable Securities and that are, by reason of such Registration Default, not entitled (or legally permitted) to effect sales of such Registrable Securities pursuant to the Resale Registration Statement) from and including the day on which such Registration Default first occurs to (but excluding) the day on which such Registration Default is cured. Such Liquidated Damages Amount shall accrue (i) in respect of any such Securities that are Registrable Securities, at a rate per annum equal to 0.5% of the principal amount of such Securities and (ii) in respect of any Common Shares that are


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Registrable Securities, at a rate per annum equal to 0.5% of the product of the number of such Common Shares multiplied by the then applicable Conversion Price.

                (d) Without limiting the remedies available to the Initial Purchaser and the Electing Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) hereof may result in material irreparable injury to the Initial Purchaser or the Electing Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Electing Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) hereof.

                3.      Registration Procedures.

                (A) In connection with the obligations of the Company with respect to the Resale Registration Statement pursuant to Section 2(a) hereof (and subject to Section 3(A)(k) hereof), the Company shall as expeditiously as possible:

                (a) (i) on the date of the Filing Notice, mail the Notice and Questionnaire to the Holders of Registrable Securities as of such date. Any Person that acquires any Registrable Securities from an Electing Holder in compliance with the applicable provisions of the Indenture (excluding any Registrable Securities that were not identified in the Notice and Questionnaire delivered by such Electing Holder) will be entitled to have such Registrable Securities included in the Resale Registration Statement so long as such transferee provides the Company with an updated Notice and Questionnaire. If any such Electing Holder's or transferee's Notice and Questionnaire is received on or prior to the fifth business day prior to the Effective Time, such Electing Holder or transferee will be entitled to have such Electing Holder's or transferee's Registrable Securities included in the Resale Registration Statement at the Effective Time; provided, however, Holders of Registrable Securities shall have 30 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company; if such Electing Holder's or transferee's Notice and Questionnaire is received subsequent to such fifth business day, the Registrable Securities covered by such Notice and Questionnaire will be included in the Resale Registration Statement reasonably promptly after receipt (which date of inclusion may be subsequent to the Effective Time), as provided in Section 3(A)(a)(ii) below. No Holder shall be entitled to be named as a selling security holder in the Resale Registration Statement as of the Effective Time and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein.

                (ii) After the Effective Time of the Resale Registration Statement and prior to the end of the Effectiveness Period, the Company shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling security holder in the Resale Registration Statement or to enable


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        such Holder to use the Prospectus forming a part thereof for resales of
        Registrable Securities until such holder has returned a properly completed and signed Notice and Questionnaire to the Company. Upon receipt of a properly completed and signed Notice and Questionnaire, together with such other information as may be reasonably requested by the Company, from a Holder following the Effective Time and prior to the end of the Effectiveness Period, the Company will (x) as promptly as practicable but in any event within five business days of such receipt, file such amendments to the Resale Registration Statement or supplements to the Prospectus as are necessary to permit such holder to deliver the Prospectus to purchasers of Registrable Securities (subject to the Company's right to suspend the use of the Prospectus as provided in
        Section 3(C) hereof) and (y) if a post-effective amendment to the Resale Registration Statement is required to be declared effective under the Securities Act, use its best efforts to cause such amendment to be declared effective within 45 days of the filing thereof;

                (b) prepare and file with the SEC the Resale Registration Statement on the appropriate form under the 1933 Act (x) which form shall be selected by the Company, (y) which form shall be available for the sale of the Registrable Securities by the Electing Holders and (z) which Resale Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each other document incorporated therein by reference in each case) shall comply as to form in all material respects with the 1933 Act and the 1934 Act and the respective rules and regulations thereunder and shall include (or incorporate by reference) all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Resale Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                (c)     promptly take such action as may be necessary so that
        (x) each of the Resale Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
        (y) each of the Prospectus forming part of the Resale Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period in which such Prospectus or amendment or supplement thereto is furnished and available for use as provided herein, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                (d) prepare and file with the SEC such amendments and post-effective amendments to the Resale Registration Statement as may be necessary to keep such Resale Registration Statement effective for the Effectiveness Period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities;


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                (e)     (i) furnish to each Electing Holder of Registrable
        Securities, to counsel for the Initial Purchaser, to counsel for the Electing Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies, as reasonable, of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities and (ii) if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Resale Registration Statement such information as the Underwriters reasonably agree should be included therein (provided that such information is timely furnished to the Company in writing for inclusion therein (A) by any underwriter, concerning such underwriter, the underwriting arrangements or similar matters or (B) by any Electing Holder, relating to such Electing Holder or such holder's participation in the Underwritten Offering), and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of (and furnished appropriate information in writing concerning) the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and the Company consents to the use of such Prospectus and any amendment or supplement thereto (except during the continuance of any event described in Section 3(A)(g)(vii) or during any period specified in Section 3(C)) in accordance with applicable law by each of the selling Electing Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

                (f) register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Electing Holder of Registrable Securities covered by the Resale Registration Statement shall reasonably request in writing by the time the Resale Registration Statement is declared effective by the SEC, to cooperate with such Holder in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Electing Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Electing Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

                (g) notify the Purchaser Representative, counsel for the Electing Holder and counsel for the Initial Purchaser promptly and, if requested by any such Purchaser Representative or counsel, confirm such advice in writing (i) when the Resale Registration Statement and any amendment thereto has been filed with the SEC (a "Filing Notice") and when the Resale Registration Statement or any post-effective amendment thereto has become effective, in each case making a public announcement thereof by release made to Reuters Economic Services and Bloomberg Business News, (ii) of any request by the SEC or any state securities authority for amendments and supplements to the Resale Registration


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        Statement and Prospectus or for additional information after the Resale
        Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Resale Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of the Resale Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included in the Resale Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose, (vi) of the happening of any event during the period the Resale Registration Statement is effective which makes any statement made in such Resale Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Resale Registration Statement or Prospectus in order to make the statements therein not misleading and (vii) of any determination by the Company that a post-effective amendment to the Resale Registration Statement would be appropriate;

                (h) make every reasonable effort to prevent the issuance and, if issued to obtain the withdrawal of, any order suspending the effectiveness of the Resale Registration Statement at the earliest possible moment and provide immediate notice to each Electing Holder of the withdrawal of any such order;

                (i) upon request, furnish to each Electing Holder of Registrable Securities, without charge, at least one conformed copy of the Resale Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                (j) cooperate with the selling Electing Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Electing Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

                (k) upon the occurrence of any event contemplated by Section 3(g)(vi) hereof, use its best efforts to prepare and file with the SEC a supplement or post-effective amendment to the Resale Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify the Purchaser Representative to suspend use of


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        the Prospectus as promptly as practicable after the occurrence of such an event, and the Electing Holders will not be permitted to use the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

                (l) a reasonable time prior to the filing of the Resale Registration Statement, any Prospectus, any amendment to the Resale Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into the Resale Registration Statement (other than filings pursuant to the 1934 Act) or a Prospectus after the initial filing of the Resale Registration Statement, provide upon request a reasonable number of copies of such document to the Initial Purchaser, its counsel, the Purchaser Representative or its counsel and make such of the representatives of the Company as shall be reasonably requested by the Initial Purchaser, its counsel, the Electing Holders or their counsel available for discussion of such document, and shall not at any time file or make any amendment to the Resale Registration Statement, any Prospectus or any amendment of or supplement to the Resale Registration Statement or a Prospectus or any document which is to be incorporated by reference into the Resale Registration Statement (other than filings pursuant to the 1934 Act) or a Prospectus, of which the Initial Purchaser, its counsel, the Purchaser Representative and its counsel shall not have previously been advised and furnished a copy or to which the Initial Purchaser, its counsel, the Purchaser Representative or its counsel shall object;

                (m) obtain a CUSIP number for the Securities not later than the effective date of the Resale Registration Statement;

                (n) use its best efforts to comply with all applicable rules and regulations under the 1933 Act and the 1934 Act, and to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after (i) the Effective Time, (ii) the effective date of each post-effective amendment to the Resale Registration Statement, and (iii) the date of each filing by the Company with the SEC of an Annual Report on Form 10-K that is incorporated by reference in the Resale Registration Statement, an earning statement of the Company and its subsidiaries complying with
        Section 11(a) of the 1933 Act and the rules and regulations of the SEC thereunder (including, at the option of the Company, Rule 158);

                (o) (i) make available for inspection by the Purchaser Representative, any Underwriter participating in any disposition pursuant to the Resale Registration Statement, and attorneys and accountants designated by the Electing Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such Purchaser Representative, Underwriter, attorney or accountant in connection with the Resale Registration Statement and (ii) cause the Company's officers, directors and employees to supply all information reasonably requested by such Purchaser Representative, Underwriter, attorney or accountant in connection with the Resale Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by such Electing Holders and any such Purchaser Representative, Underwriter, attorney or accountant, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders through a single counsel and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

                (p) use its best efforts to cause all Common Shares to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed, to the extent such Common Shares satisfy applicable listing requirements on or prior to the Effective Time;

                (q) use its best efforts to cause the Securities to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act);

                (r) if reasonably requested by any Electing Holder of Registrable Securities covered by the Resale Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Electing Holder as such Electing Holder furnished in writing to the Company to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such filing;

                (s) enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Electing Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (i) if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 4 hereof with respect to all parties to be indemnified pursuant to Section 4 hereof,
        (ii) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Resale Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (iii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Electing Holders and such Underwriters and their respective counsel) addressed to each selling Electing Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iv) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Resale Registration Statement) addressed to each selling Electing Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (v) deliver such documents and certificates as may be reasonably requested by the Electing Holders of a majority of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (ii) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

                (t) in the event that any broker-dealer registered under the 1934 Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Resale Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (i) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Resale Registration Statement, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (ii) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 4 hereof, and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

                (B) The Company may require each Electing Holder of Registrable Securities to furnish to the Company in writing such information regarding the Holder and the proposed distribution by such Electing Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

                (C) Each Electing Holder agrees that, upon receipt of any notice from the Company or being advised by the Purchaser Representative of the happening of any event of the kind described in Section 3(A)(g)(vi) hereof, such Electing Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Resale Registration Statement until such Electing Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 3(A)(k) hereof, and, if so directed by the Company or by the Purchaser Representative such Electing Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Electing Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company will be permitted to suspend the use of the Prospectus (x) in connection with pending corporate developments, public filings with the SEC and similar events, for a period not to exceed 30 days in any three-month period or an aggregate of 90 days (whether or not consecutive) in any twelve-month period or (y) in connection with any pending or potential acquisitions, financings or similar transactions, for a period not to exceed 60 days in any three-month period or 90 days (whether or not consecutive) in any twelve-month period.

                In the event use of the Prospectus is suspended due to the occurrence of any event described in Subsection 3(A)(g)(vi), the Company shall deliver written notice thereof to the Purchaser Representative as promptly as practicable thereafter. Absence of the receipt of any such notice by the Purchaser Representative shall constitute a deemed representation by the Company to the Purchaser Representative and the Electing Holders that no such suspension is in effect. Prior to selling Registrable Securities pursuant to the Resale Registration Statement an Electing Holder must, at any time during the Effectiveness Period, contact the Company Representative or the Purchaser Representative in order to determine whether the Prospectus is available for use at such time. The Company shall comply with the procedures set forth in Annex II hereto with respect to notification of the Purchaser Representative as to the availability for use of any Resale Registration Statement.

                (D) The Electing Holders whose Registrable Securities are covered by the Resale Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering with the prior written consent of the Company, which shall not be unreasonably withheld. Upon receipt of such a request, and if the Company consents, the Company shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Electing Holders holding the majority of the Registrable Securities to be included in such offering. No Holder that is not an Electing Holder may participate in any Underwritten Offering and no Electing Holder may participate in any Underwritten Offering contemplated hereby unless
(i) such Electing Holder agrees to sell such Holder's Registrable Securities to be included in the Underwritten Offering in accordance with any approved underwriting arrangements, (ii) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (iii) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(A)(a)(i) hereof within a reasonable amount of time before such Underwritten Offering. The Electing Holders participating in any Underwritten Offering shall be responsible for any underwriting discounts and commissions and fees. The Company shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such Underwritten Offering. Notwithstanding the foregoing or the provisions of Section 3(A)(e)(ii) hereof, upon receipt of a request from the Underwriters or a representative of the Electing Holders holding a majority of the Registrable Securities to be included in an Underwritten Offering to prepare and file an amendment or supplement to the Resale Registration Statement and Prospectus in connection with an Underwritten Offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the

Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

                4       Indemnification and Contribution.

                (a) The Company agrees to indemnify and hold harmless the Initial Purchaser, each Electing Holder and each Person, if any, who controls the Initial Purchaser or any Electing Holder within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, the Initial Purchaser or any Electing Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Initial Purchaser, any Electing Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Resale Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser or any Electing Holder furnished to the Company in writing by the Initial Purchaser or any selling Electing Holder expressly for use therein; provided, however, that the foregoing indemnity with respect to any Resale Registration Statement or Prospectus shall not inure to the benefit of the Initial Purchaser, Electing Holder or any such controlling Person, with respect to any such losses, claims, damages or liabilities arising with respect to any person who is a purchaser of Registrable Securities if a copy of an amended Resale Registration Statement or amended or supplemented Prospectus (if furnished by the Company) was not sent or given by or on behalf of the Initial Purchaser or Electing Holder to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of such Registrable Securities to such person, and if such amended Resale Registration Statement or amended or supplemented Prospectus would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 3(A)(e)(i) hereof.

In connection with any Underwritten Offering permitted by Section 3(D) of this Agreement, the Company will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Electing Holders, if requested in connection with any Resale Registration Statement.

                (b) Each Electing Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Purchaser and the other selling Electing Holders, and each of their respective directors, officers who sign the Resale Registration Statement and each Person, if any, who controls the Company, the Initial Purchaser and any other selling Electing Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to the Initial Purchaser and the Electing Holders, but only with reference to information relating to such Electing Holder furnished to the Company in writing by such Electing Holder expressly for use in any Resale Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

                (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchaser and all Persons, if any, who control the Initial Purchaser within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Resale Registration Statement and each Person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Electing Holders and all Persons, if any, who control any Electing Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Initial Purchaser and Persons who control the Initial Purchaser, such firm shall be designated by Morgan Stanley & Co. Incorporated. In such case involving the Electing Holders and such Persons who control Electing Holders, such firm shall be designated in writing by the Electing Holders holding a majority of the Registrable Securities. In all other cases, such firm shall be designated by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld) but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding; provided that such unconditional release may be subject to a parallel release of a claimant or plaintiff by such indemnified party from all liability in respect of claims or counterclaims asserted by such indemnified party and (ii) does not include a statement as to, or an admission of, fault, culpability, or a failure to act by or on behalf of such indemnified party.

                (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 4 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Electing Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Electing Holders and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Electing Holders' obligations to contribute pursuant to this Section 4(d) are several in proportion to the principal amount of the Securities and/or the number of Common Shares, as applicable, of such Electing Holder that were registered pursuant to the Resale Registration Statement.

                (e) The Company and each Electing Holder agree that it would not be just or equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses. claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, no Electing Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Electing Holder exceeds the amount of any damages that such Electing Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or at equity.

                The indemnity and contribution provisions contained in this
Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser, any Electing Holder or any Person controlling the Initial Purchaser or any Electing Holder, or by or on behalf of the Company, its officers or directors or any Person controlling the Company and (iii) any sale of Registrable Securities pursuant to the Resale Registration Statement.

                5.      Miscellaneous.

                (a) Other Registration Rights. The Company may grant registration rights that would permit any Person that is a third party the right to piggyback on any Resale Registration Statement; provided that if the Underwriters of any Underwritten Offering conducted pursuant to Section 3(D) hereof notifies the Company and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggyback rights intend to include in any Resale Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggyback rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Underwriters prior to any reduction in the amount of Registrable Securities to be included in such Resale Registration Statement.

                (b) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the sum of (a) the aggregate principal amount in respect of the Securities that are Registrable Securities, and (b) the product of the number of Common Shares that are Registrable Securities, multiplied by the then applicable Conversion Price, in either case that are affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

                (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 5(d), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement; (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address. notice of which is given in accordance with the provisions of this Section 5(d) and (iii) if to the Purchaser Representative at: Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity Capital Markets, Telecopier No.
(212) 716-0538.

                All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee at BNY Midwest Trust Company, 2 N. LaSalle Street, Suite 1020, Chicago, Illinois 60602, the Transfer Agent, at First Chicago Trust Company of New York, 525 Washington Blvd., Jersey City, NJ 07310 or to such other Trustee or Transfer Agent as may be appointed by the Company from time to time at the address indicated in writing by the Company to the Holders.

                (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof. The Initial Purchaser (in its capacity as Initial Purchaser) shall have no liability or obligation to the Company with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

                (f) Purchases and Sales of Registrable Securities. The Company shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the 1933 Act) not to, purchase and then resell or otherwise transfer any Registrable Securities.

                (g) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchaser, on the other hand, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any conflicts or choice of laws principles which otherwise might be applicable.

                (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                           NEXTEL COMMUNICATIONS, INC.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           MORGAN STANLEY & CO. INCORPORATED


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                                                       EXHIBIT A


                           NEXTEL COMMUNICATIONS, INC.

                             SELLING SECURITY HOLDER
                            NOTICE AND QUESTIONNAIRE

        The undersigned beneficial holder of 6 % Convertible Senior Notes due 2011 (the "Notes") of Nextel Communications, Inc. ("Nextel") or Class A Common Stock, par value $0.001 issued upon conversion of the Notes (the "Common Stock" and together with the Notes, the "Registrable Securities"), of Nextel understands that Nextel has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Resale Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated as of May 29, 2001 (the "Registration Rights Agreement"), among Nextel and the Initial Purchaser named therein. A copy of the Registration Rights Agreement is available from Nextel upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

        Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to Nextel as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Resale Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Resale Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Resale Registration Statement, Nextel will, as promptly as practicable but in any event within five business days of such receipt, file such amendments to the Resale Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities. Nextel has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

        Certain legal consequences arise from being named as a selling security holder in the Resale Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Resale Registration Statement and the related prospectus.


                                     NOTICE

        The undersigned beneficial owner (the "Selling Security Holder") of Registrable Securities hereby gives notice to Nextel of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire and the Registration Rights Agreement, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

        Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless Nextel, Nextel's directors, Nextel's officers who sign the Resale Registration Statement and each person, if any, who controls Nextel within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in the Resale Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire as if such Selling Security Holder were an original party thereto.

                The Selling Security Holder understands and agrees that neither Nextel nor the Transfer Agent shall have any obligation to take any action to register the transfer of any Registrable Securities, unless and until a properly completed and signed Notice of Transfer has been delivered to each of Nextel and the Transfer Agent.

        The undersigned hereby provides the following information to Nextel, authorizes Nextel to include such information (without independently verifying the accuracy or completeness thereof) in the Resale Registration Statement and/or other documents prepared or filed in connection therewith or in connection with sales of Registrable Securities thereunder, and represents and warrants that such information is accurate and complete:




                                  QUESTIONNAIRE

 .       (a)     Full Legal Name of Selling Security Holder:

                        --------------------------------------------------------

        (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

                        --------------------------------------------------------

        (c) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) are held:

                        --------------------------------------------------------

 .       Address for Notices to Selling Security Holder:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone:
          ----------------------------------------------------------------------

Fax:
    ----------------------------------------------------------------------------

Contact Person:
               -----------------------------------------------------------------

3.      Beneficial Ownership of Registrable Securities:

        (a)     Type and Principal Amount of Registrable Securities Beneficially
                Owned:

                        --------------------------------------------------------

                        --------------------------------------------------------

        (b)     CUSIP No(s). of Such Registrable Securities Beneficially Owned:

                        --------------------------------------------------------

                        --------------------------------------------------------

4.      Beneficial Ownership of Nextel Securities Owned by the Selling Security
        Holder.

        Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of Nextel other than the Registrable Securities listed above in Item (3).

        (a) Type and Amount of Other Securities Beneficially Owned by the Selling Security Holder:

                        --------------------------------------------------------

                        --------------------------------------------------------


        (b)     CUSIP No(s). of Such Other Securities Beneficially Owned:

                        --------------------------------------------------------

                        --------------------------------------------------------


5.      Relationship with Nextel:

        Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with Nextel (or its predecessors or affiliates) during the past three years.

        State any exceptions here:

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------


6.      Plan of Distribution:

        Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Resale

        Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

        State exceptions here:

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

        NOTE: IN NO EVENT MAY METHOD(S) OF DISTRIBUTION TAKE THE FORM OF AN UNDERWRITTEN OFFERING OF THE REGISTRABLE SECURITIES WITHOUT THE PRIOR WRITTEN AGREEMENT OF NEXTEL.

        The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

        The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

        Pursuant to the Registration Rights Agreement, Nextel has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

        In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Resale Registration Statement, the undersigned agrees to promptly notify Nextel of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Resale Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.


        In the event that the Selling Security Holder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to Nextel, the Selling Security Holder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

        By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Resale Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by Nextel without independent investigation or inquiry in connection with the preparation or amendment of the Resale Registration Statement and the related prospectus.

        IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:


                                             BENEFICIAL OWNER


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

            PLEASE RETURN THE COMPLETED AND EXECUTED SELLING SECURITY
                 HOLDER NOTICE AND QUESTIONNAIRE TO NEXTEL AT:

                           NEXTEL COMMUNICATIONS, INC.
                            2001 EDMUND HALLEY DRIVE
                             RESTON, VIRGINIA 20191
                              ATTENTION: SECRETARY

                                                                      APPENDIX A

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT


Nextel Communications, Inc.
[c/o First Chicago Trust Company of New York
525 Washington Boulevard
Jersey City, New Jersey 07310
Attention:  Corporate Trust Services]

[c/o BNY Midwest Trust Company
2 N. LaSalle Street
Suite 1020
Chicago, Illinois 60602
Attention:  Corporate Trust Services]

                Re:     Nextel Communications, Inc. (the "Company")

                        6% Convertible Senior Notes due 2011 (the "Securities")

        Dear Sirs:

                        Please be advised that _____________________ has transferred ________ aggregate principal amount of Securities or ____ shares of the Company's Class A Common Stock, par value $.001 per share (the "Common Stock"), issued with respect to the Securities pursuant to an effective Registration Statement on Form [___] (File No. 333-____) filed by the Company.

                        We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Securities and/or Common Stock is named as a "Selling Security Holder" in the Prospectus dated [DATE], or in supplements thereto, and that the aggregate amount of Securities or number of shares of Common Stock transferred are listed in such Prospectus opposite such owner's name.

        Dated:

                                                  Very truly yours,

                                                    (Name)


                                            By:
                                                    ----------------------------
                                                    (Authorized Signature)

                                                                        ANNEX II

        Terms used herein that are not defined below are used as defined in the Registration Rights Agreement to which this Annex is attached, dated May 29, 2001, between Nextel Communications, Inc. and Morgan Stanley & Co. Incorporated.

Each Friday during the Effectiveness Period, the Company Representative will, on or about 4:00 p.m. Eastern Standard Time, contact the Purchaser Representative and will inform such Purchaser Representative whether the Resale Registration Restatement will be available for use throughout the following week (the "Available Period"). In the event the Company Representative fails to so contact the Purchaser Representative, the Purchaser Representative will be entitled to assume that the Resale Registration Statement is not available for use for the Available Period. If the Company Representative informs such Purchaser Representative that the Resale Registration Statement is available (or fails to notify such Purchaser Representative that the Resale Registration Statement is not available), then unless the Company Representative informs such Purchaser Representative subsequent to such phone call (or subsequent to the date and time on which such notice could have been timely provided) that sales under the Resale Registration Statement must be suspended in accordance with Section 3(A)(k) of the Registration Rights Agreement, sales may be made thereunder. If the Company Representative informs the Purchaser Representative that the Resale Registration Statement is not available, then such Company Representative will also provide written notice of such suspension to such Purchaser Representative.